UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2026

ADDUS HOMECARE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34504	20-5340172
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6303 Cowboys Way, Suite 600 Frisco, Texas	75034
(Address of principal executive offices)	(Zip Code)

(469) 535-8200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ADUS	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2026 annual meeting of the stockholders (the “Annual Meeting”) of Addus HomeCare Corporation (the “Company”) held on June 10, 2026, a total of 17,557,334 shares of the Company’s common stock, out of a total of 18,664,776 shares of common stock outstanding and entitled to vote, were present in person or represented by proxies. The Company’s stockholders (i) elected Michael Earley and Veronica Hill-Milbourne, to serve as Class II directors for terms expiring at the 2029 annual meeting of the Company’s stockholders; (ii) ratified the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the Company’s independent auditor for fiscal year 2026; and (iii) approved on an advisory, non-binding basis, the Company’s compensation of its named executive officers as set forth in the Proxy Statement. The votes on these matters were as follows:

(1) The election of Michael Earley and Veronica Hill-Milbourne, to serve as Class II directors for terms expiring at the 2029 annual meeting of the Company’s stockholders:

Name	For	Withhold Authority	Broker Non-Votes
(a) Michael Earley	15,527,672	1,440,629	589,033
(b) Veronica Hill-Milbourne	16,436,095	532,206	589,033

(2) The ratification of the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the Company’s independent auditor for the fiscal year ending December 31, 2026:

For	Against	Abstain	Broker Non-Votes
17,538,710	10,612	8,012	—

(3) The approval, on an advisory, non-binding basis, of the Company’s compensation of its named executive officers as set forth in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
15,632,614	1,304,367	31,320	589,033

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDUS HOMECARE CORPORATION

Date: June 10, 2026	By:	/s/ Brian Poff
Brian Poff
Chief Financial Officer